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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



              Date of Report (Date of the earliest event reported)
                                December 1, 2000


                       PLAY BY PLAY TOYS & NOVELTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              Texas                        0-26374                74-2623760
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)



                                  4400 Tejasco
                            San Antonio, Texas 78218
              (Address of principal executive offices and zip code)


                                 (210) 829-4666
              (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS

        On December 1, 2000, PlayoByoPlay Toys & Novelties, Inc. (the "Company") received the resignation of Manuel Fernandez Barroso for personal reasons from his position as a Director of the Company; however, he will continue in his capacity as President of Caribe Marketing and Sales Co., a subsidiary of the Company.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 14th day of December 2000.


                                   PLAY BY PLAY TOYS & NOVELTIES, INC.

                                   By: /s/ JOE M. GUERRA
                                           Joe M. Guerra
                                           CHIEF FINANCIAL OFFICER AND TREASURER

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